                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                   State Street Institutional Investment Trust
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          State Street Institutional Short-Term Tax Exempt Bond Fund

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

          ______________________________________________________________________

     (4)  Date Filed:

          ______________________________________________________________________

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.sttfunds.com

Dear Shareholder:

     On behalf of the Board of Trustees of State Street Institutional Investment Trust (the "Trust"), I am pleased to invite you to a meeting of the shareholders of State Street Institutional Short-Term Tax Exempt Bond Fund (the "Fund"), a series of the Trust. The Meeting will be held at the offices of SSgA Funds Management, Inc., One Lincoln Street, 30th Floor, Boston, Massachusetts, on March 1, 2010, at 11:00 a.m., local time.

     As you are likely aware, the Fund invests all of its assets in the State Street Short-Term Tax Exempt Bond Portfolio (the "Portfolio"), a series of State Street Master Funds. SSgA Funds Management, Inc. ("SSgA FM") serves as investment adviser to both the Fund and the Portfolio. SSgA FM is proposing that Nuveen Asset Management ("Nuveen") be appointed to serve as sub-adviser to the Portfolio, providing day-to-day investment management services. SSgA FM would continue to serve as the investment adviser to the Portfolio, overseeing generally the performance of Nuveen. The Trust's Board of Trustees has approved the proposal and is recommending that shareholders vote in favor of the proposal.

     At the Meeting, you will be asked to provide voting instructions as to the approval of the Investment Sub-Advisory Agreement between SSgA FM and Nuveen with respect to the Portfolio, and as to related changes to the Portfolio's investment advisory agreement with SSgA FM.

     A proxy card for the Meeting is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARD, OR TAKE ADVANTAGE OF THE TELEPHONIC OR ELECTRONIC VOTING PROCEDURES DESCRIBED IN THE PROXY CARD, AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE MEETING. Your vote is important. If you have any questions in connection with these materials, please call 1-800-997-7327.

                                        Sincerely,

                                        James E. Ross
                                        President and Trustee

February 9, 2010

STATE STREET INSTITUTIONAL INVESTMENT TRUST

                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.sttfunds.com

                        NOTICE OF MEETING OF SHAREHOLDERS
          OF STATE STREET INSTITUTIONAL SHORT-TERM TAX EXEMPT BOND FUND
                           TO BE HELD ON MARCH 1, 2010

To the Shareholders of State Street Institutional
Short-Term Tax Exempt Bond Fund:

Notice is hereby given that a Meeting of Shareholders of the State Street Institutional Short-Term Tax Exempt Bond Fund (the "Fund"), a series of State Street Institutional Investment Trust (the "Trust"), will be held at the offices of SSgA Funds Management, Inc., One Lincoln Street, 30th Floor, Boston, Massachusetts, on March 1, 2010, at 11:00 a.m., local time, to consider the following matters:

     - Providing voting instructions relating to the approval of a proposed Investment Sub-Advisory Agreement between SSgA Funds Management, Inc. and Nuveen Asset Management relating to State Street Short-Term Tax Exempt Bond Portfolio (the "Portfolio").

     - Providing voting instructions relating to the approval of a proposed amendment to the Investment Advisory Agreement dated March 1, 2001 between and SSgA Funds Management, Inc. and State Street Master Funds, on behalf of the Portfolio.

     - Considering and acting upon such other matters as may properly come before the Meeting or any adjournments thereof.

The Board of Trustees of the Trust has fixed the close of business on January 19, 2010, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

                                        By Order of the Board of Trustees,


                                        DAVID JAMES
                                        SECRETARY

February 9, 2010

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY CARD. YOU MAY REVOKE YOUR PROXY PRIOR TO THE MEETING FOR ANY REASON, INCLUDING IF YOU WOULD LIKE TO VOTE IN PERSON AT THE MEETING.

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.sttfunds.com

                                 PROXY STATEMENT
                                       FOR
                           MEETING OF SHAREHOLDERS OF
           STATE STREET INSTITUTIONAL SHORT-TERM TAX EXEMPT BOND FUND

                                  TO BE HELD ON

                                  March 1, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 1, 2010: THIS PROXY STATEMENT IS AVAILABLE AT www.sttfunds.com.

This Proxy Statement is being furnished to the shareholders of the State Street Institutional Short-Term Tax Exempt Bond Fund (the "Fund"), a series of shares of beneficial interest of State Street Institutional Investment Trust, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by and on behalf of the Trust's Board of Trustees ("your Board") for use at a Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of SSgA Funds Management, Inc. ("SSgA FM" or the "Advisor"), One Lincoln Street, 30th Floor, Boston, Massachusetts, on March 1, 2010, at 11:00 a.m., local time, and any adjournments thereof. The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). This Proxy Statement is first being mailed to shareholders on or about February 9, 2010.

The Fund's annual report is not being provided with this Proxy Statement. However, the Fund will furnish, without charge, a copy of the annual report and the most recent semi-annual report to you upon request by calling 1-800-997-7327 or by writing to the Fund at the above referenced address. You may also access this information on the Trust's website at www.sttfunds.com.

The Board of Trustees of the Trust has fixed the close of business on January 19, 2010 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments thereof. Only holders of record of shares of the Fund at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. At the close of business on the Record Date, there were 7,943,425.978 shares of the Fund issued and outstanding and entitled to vote at the Meeting.

Each full share of beneficial interest of the Fund outstanding as of the close of business on the Record Date is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

Please complete, date, sign, and promptly return in the enclosed envelope the accompanying form of proxy. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy unless the proxy has previously been revoked. Unless instructions to the contrary are marked on the proxy, the proxy will be voted FOR the proposals described in this Proxy Statement and in the discretion of the persons named as proxies as to any other matter that may properly come before the Meeting or any adjournments thereof.

Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting, prior to the date of the Meeting, a written notice of revocation or a subsequently dated proxy to the following: State Street Institutional Short-Term Tax Exempt Bond

Fund, c/o SSgA Funds Management, Inc., One Lincoln Street Boston, 30th Floor Massachusetts 02111-2900, Attention: James E. Ross, Principal Executive Officer, State Street Institutional Investment Trust.

In the event a quorum is not present at the Meeting or sufficient votes to approve either proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to properly come before the Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Meeting will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy and voting. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum and will have the effect of a vote against each of the proposals.

Solicitation of Proxies

In addition to the solicitation of proxies by mail, officers of the Trust, officers and regular employees of SSgA FM, or its affiliates, and State Street Global Markets, LLC, the Fund's distributor, may also solicit proxies by telephone or in person. The Fund may also retain a proxy solicitation firm to assist in the solicitation of proxies. The cost of retaining such a firm would depend upon the amount and types of services rendered. The costs of solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures, including any cost of retaining a proxy solicitation firm, will be borne by the SSgA FM and are expected to be less than $25,000.

                                   PROPOSAL I

TO PROVIDE VOTING INSTRUCTIONS TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE INVESTMENT ADVISER, SSGA FUNDS MANAGEMENT, INC., AND NUVEEN ASSET MANAGEMENT, PURSUANT TO WHICH NUVEEN WILL SERVE AS SUB-ADVISER TO STATE STREET SHORT-TERM TAX EXEMPT BOND PORTFOLIO.

The Fund invests all of its assets in State Street Short-Term Tax Exempt Bond Portfolio (the "Portfolio"), a series of interests of State Street Master Funds (the "Master Trust"). The entire Board of Trustees of the Master Trust (the "Master Trust's Board" and together with your Board, the "Boards") consists of the Trustees serving on your Board. SSgA FM serves as investment adviser to the Portfolio pursuant to its Investment Advisory Agreement, dated May 1, 2001, with the Master Trust on behalf of the Portfolio. In that capacity, SSgA FM manages the day-to-day investment activities of the Portfolio.

SSgA FM is recommending that Nuveen Asset Management ("Nuveen") be appointed to serve as sub-adviser to the Portfolio pursuant to the proposed Investment Sub-Advisory Agreement between SSgA FM and Nuveen that is attached as Exhibit A to this proxy statement (the "Sub-Advisory Agreement").

At joint meetings on November 19, 2009 and January 14, 2009, the Boards, including all the Trustees of the Trust and the Master Trust who are not interested persons (as that term is defined in the 1940 Act) of the Trust, Master Trust, SSgA FM, or Nuveen (the "Independent Trustees"), unanimously approved a form of Sub-Advisory Agreement between SSgA FM and Nuveen with respect to the Portfolio that is substantially the same as the form attached to this proxy statement as Exhibit A. It is expected that the Boards will give final approval of the Sub-Advisory Agreement at an in-person meeting scheduled for February 18, 2010. The Board of Trustees of the Master Trust is recommending approval of the Sub-Advisory Agreement by the interestholders of the Portfolio and your Board is recommending that you provide voting instructions to the Fund to approve the Sub-Advisory Agreement.

DESCRIPTION OF THE SUB-ADVISORY AGREEMENT

Under the Sub-Advisory Agreement, Nuveen would:

(i) provide supervision of the Portfolio's investments, furnish a continuous investment program for the Portfolio, determine from time to time what investments or securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested as cash;

(ii) maintain books and records with respect to the Portfolio's securities transactions and keep the Master Trust's Board and SSgA FM fully informed in writing on an ongoing basis as agreed by SSgA FM and Nuveen of all material facts concerning the investment and reinvestment of the assets in the Portfolio, Nuveen and its key investment personnel and operations providing services with respect to the Portfolio; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by SSgA FM or the Master Trust's Board; and attend meetings with SSgA FM and/or the Trustees of the Master Trust, as reasonably requested, to discuss the foregoing;

(iii) in accordance with procedures and methods established by the Master Trust's Board, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of Nuveen for each security or other investment/asset in the Portfolio for which market prices are not readily available, it being understood that the Portfolio shall not be responsible for determining the value of any such security;

(iv) provide any and all material composite performance information, records and supporting documentation about accounts Nuveen manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by Nuveen in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning Nuveen's prior performance in the Portfolio's Registration Statement (as defined in the Sub-Advisory Agreement) or in any other disclosure documents and any permissible reports and materials prepared by the Portfolio, any feeder fund of the Portfolio, or their agents; and

(v) cooperate with and provide reasonable assistance to the Adviser, administrator, custodian and foreign custodians, the transfer agent and pricing agents and all other agents and representatives of the Portfolio and SSgA FM, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Portfolio and SSgA FM, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

For its services under the Sub-Advisory Agreement, SSgA FM, and not the Portfolio, would pay Nuveen a monthly fee at an annual rate equal to one-half of the earned management fee received by SSgA FM under its Investment Advisory Agreement with the Master Trust regarding the Portfolio, as calculated based on the Portfolio's average daily net assets during the period. SSgA FM's earned management fee for a given period is calculated as the advisory fee SSgA FM receives under the Investment Advisory Agreement (0.10%) reduced by the amount of any investment advisory fees that SSgA FM waives during that period.

The Sub-Advisory Agreement would continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees of the Master Trust who are not "interested persons" (as that term is defined in the 1940 Act) of any party to the Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval and either
(A) the Trustees of the Master Trust or (B) a vote of a majority of the outstanding voting securities of the Portfolio. The Sub-Advisory Agreement will terminate automatically in the event of its assignment. The Sub-Advisory Agreement is terminable at any time without penalty by the Trustees of the Master Trust, by a vote of a majority of the outstanding voting securities of the Portfolio or by SSgA FM, in each case, upon sixty (60) days' written notice to Nuveen. The Sub-Advisory Agreement is terminable at any time without penalty by Nuveen upon sixty (60) days' written notice to SSgA FM. In addition, SSgA FM or Nuveen generally may terminate the Sub-Advisory Agreement upon material breach of the Sub-Advisory Agreement by the other if such breach is not cured within thirty (30) days of the breaching party receiving written notice of such breach.

The Sub-Advisory Agreement provides generally that Nuveen will not be liable for any losses, claims, damages, liability, or litigation (including legal and other expenses) incurred by SSgA FM or the Master Trust as a result of any error of judgment or mistake of law by Nuveen, except that nothing in the Sub-Advisory Agreement will limit the liability of Nuveen for, and Nuveen has agreed to indemnify and hold harmless the Portfolio and Fund, among others, against, any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which the Portfolio, Fund and other covered persons may become subject arising out of or based on (i) any willful misconduct, bad faith, reckless disregard, or gross negligence of Nuveen in the performance of any of its duties or obligations under the Sub-Advisory Agreement or (ii) any untrue statement of a material fact contained in the registration statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to Nuveen which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to SSgA FM or the Master Trust by Nuveen or specified affiliates. SSgA FM is also required to indemnify Nuveen under certain specified circumstances.

DESCRIPTION OF NUVEEN

Nuveen is located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen, a wholly owned subsidiary of Nuveen Investments, Inc., is organized under the laws of the State of Delaware and an investment adviser registered with the SEC. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the "MDP Acquisition"). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Merrill Lynch has since been acquired by Bank of America Corporation. Nuveen has adopted policies and procedures that address arrangements involving Nuveen and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future. However, Nuveen Investments' ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

As of September 30, 2009, Nuveen managed more than $68.5 billion in portfolios of municipal securities for a wide array of mutual funds, closed-end funds, retail managed accounts and institutional managed accounts. Nuveen currently serves as investment adviser to the following fund, which has a similar investment objective to the Portfolio and the Fund:

FUND NAME                        SIZE OF FUND (APPROXIMATELY)    RATE OF COMPENSATION TO NUVEEN
---------                       ------------------------------   ------------------------------
Nuveen Limited Term Municipal   $1.91 billion (as of 12/31/09)   0.42% of average net assets
Bond Fund                                                        (as of 4/30/09)

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF NUVEEN. Listed below are the names and principal occupations of each of the directors and the principal executive officers of Nuveen. None of the directors or officers listed below are Trustees or officers of the Master Trust or the Trust. The address for each person listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606.

                          POSITIONS/OFFICES
NAME                       HELD WITH NUVEEN               PRINCIPAL OCCUPATION/POSITION
----                 ----------------------------   -----------------------------------------
John P. Amboian      Chief Executive Officer and    Chief Executive Officer (since July 2007)
                     Director                       and Director (since 1999) of Nuveen
                                                    Investments, Inc.; Chief Executive
                                                    Officer (since 2007) of Nuveen
                                                    Investments Advisors, Inc.; formerly,
                                                    President (1999-2004) of Nuveen Advisory
                                                    Corp. and Nuveen Institutional Advisory
                                                    Corp.

Glenn R. Richter     Executive Vice President and   Executive Vice President and Chief
                     Director                       Administrative Officer of Nuveen
                                                    Investments, Inc.; Executive Vice
                                                    President of Nuveen Investments, LLC,
                                                    Nuveen Investments Advisers, Inc., Nuveen
                                                    Investments Holdings, Inc., and NWQ
                                                    Holdings, LLC.

John L. MacCarthy    Executive Vice President,      Executive Vice President (since 2008),
                     Secretary, General Counsel     formerly, Senior Vice President
                     and Director                   (2006-2008), Secretary and General
                                                    Counsel (since 2006) of Nuveen
                                                    Investments, Inc., Nuveen Investments,
                                                    LLC and Nuveen Investments Holdings,
                                                    Inc.; Executive Vice President (since
                                                    2008), formerly, Senior Vice President
                                                    (2006-2008) and Secretary (since 2006) of
                                                    Nuveen Investments Advisers Inc., NWQ
                                                    Holdings, LLC, Nuveen Investments
                                                    Institutional Services Group LLC, NWQ
                                                    Investment Management Company, LLC,
                                                    Tradewinds Global Investors, LLC,
                                                    Symphony Asset Management, LLC, Santa
                                                    Barbara Asset Management, LLC, Nuveen
                                                    HydePark Group, LLC and Nuveen Investment
                                                    Solutions, Inc.

William T. Huffman   Chief Operating Officer,       Chairman, President and Chief Executive
                     Municipal Fixed Income         Officer (2002-2007) of Northern Trust
                                                    Global Advisors, Inc. and Chief Executive
                                                    Officer (2007) of Northern Trust Global
                                                    Investments Limited; Certified Public
                                                    Accountant.

TRUSTEES' CONSIDERATIONS

At a joint meeting held on November 19, 2009, the Boards, including all of the Independent Trustees, considered the appointment of Nuveen as a subadviser to the Portfolio and approval of a form of Sub-Advisory Agreement between SSgA FM and Nuveen with respect to the Portfolio that is substantially the same as the form attached to this proxy statement as Exhibit A. Prior to the meeting, the Boards received and reviewed written materials from Nuveen and SSgA FM regarding, among other things: (i) the nature, extent, and quality of the services to be provided by Nuveen, including Nuveen's management personnel, compliance systems, and overall reputation, expertise, and resources; and (ii) the costs of the services to be provided, including the proposed allocation of the investment advisory fee/sub-advisory fee between the Advisor and Nuveen and the level of the proposed sub-advisory fee in comparison to fees charged by Nuveen to any other comparable accounts managed.

At the meeting, representatives of SSgA FM and Nuveen, along with other service providers of the Portfolio, presented additional oral and written information to help the Boards evaluate Nuveen's fees and other aspects of the Sub-Advisory Agreement. Among other things, the representatives provided an overview of Nuveen's experience and investment philosophy. The Trustees discussed the written materials that the Boards had received before the meeting, which included historical performance information regarding the Portfolio. The Trustees also discussed Nuveen's oral presentations and other information that the Boards received at the meeting. In their deliberations, the Boards did not identify any single piece of information that was all-important, controlling, or determinative of its decision. In their consideration of the Sub-Advisory Agreement, the Independent Trustees were advised by their independent counsel.

In considering the nature, extent, and quality of the services to be provided by Nuveen, the Boards reviewed the portfolio management services to be provided by Nuveen. The Boards considered the background and experience of Nuveen's senior management and in particular Nuveen's experience in investing in municipal securities. The Boards noted that Nuveen would bring significant municipal securities experience to bear in managing the Portfolio. The Boards noted that Nuveen has extensive experience in managing municipal securities, and, as of September 30, 2009, Nuveen managed more than $68.5 billion in portfolios of municipal securities for a wide array of mutual funds, closed-end funds, retail managed accounts and institutional managed accounts. In this regard, the Boards received and considered information regarding the aggregate performance of Nuveen's open-end and closed-end municipal bond funds. In addition, the Boards considered that Tim Ryan, one of the Portfolio's current primary portfolio managers, will be joining Nuveen upon the shareholder approval of Nuveen's sub-advisory role, bringing with him his extensive experience in managing passive municipal bond strategies. The Boards concluded that Mr. Ryan's experience in managing the Portfolio, coupled with Nuveen's experience in the municipal markets, would create a strong management team for the Portfolio.

The Trustees also considered other services to be provided to the Portfolio by Nuveen, such as selecting broker-dealers in respect of portfolio transactions, complying with the Portfolio's investment restrictions and the Portfolio's policies and procedures and with applicable securities regulations, and reviewed Nuveen's compliance program on the basis of the materials provided. Based on the factors above, as well as those discussed below, the Boards concluded that they were satisfied with the nature, extent, and quality of the services to be provided to the Portfolio by Nuveen.

The Trustees reviewed reports describing investment advisory fees paid by other municipal bond funds and noted that the sub-advisory fee Nuveen would receive for providing services to the Portfolio under the Sub-Advisory Agreement is lower than the advisory fees investment advisers generally receive for providing services to municipal bond funds. The Trustees also considered that the sub-advisory fee would not change the overall advisory fee paid by the Portfolio. They concluded that the sub-advisory fee was reasonable and comparable to those of peer funds. The Boards noted that it was too early to predict Nuveen's future profitability from its relationship with the Portfolio, but concluded that this matter would be given consideration in the future. The Boards determined that, in light of the fact that Nuveen's relationship with the Portfolio is new and the fact that the Portfolio is relatively small, the Master Trust's Board will consider in the future whether any economies of scale are being realized by Nuveen and, if so, an appropriate mechanism for sharing the benefits of such economies of scale. For the same reasons, the Boards determined that consideration of the profitability to Nuveen of its relationship with the Portfolio would be premature. While the Portfolio had not yet experienced any investment performance under Nuveen's management, the Boards considered Nuveen's performance in managing other fixed-income funds and determined that it was generally satisfactory.

The Boards concluded that, taking into account any incidental benefits Nuveen might receive, the terms of the Sub-Advisory Agreement, including the compensation to be paid thereunder, were reasonable.

Required Vote

To be approved, the Sub-Advisory Agreement must be approved by "a majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Portfolio means the lesser of: (1) more than 50% of the outstanding interests of the Portfolio; or (2) 67% or more of the interests of the Portfolio represented at a meeting of interestholders of the Portfolio if more than 50% of the outstanding interests of the Portfolio are present at such meeting or represented by proxy. Shareholders of the Fund do not hold interests in the Portfolio and so are not entitled to vote directly for or against the Sub-Advisory Agreement. However, the Fund, as an interestholder of record of the Portfolio, is entitled to vote on the matter and has agreed to seek instructions from its shareholders with regard to the voting of those interests and to vote in accordance with those instructions. If the Fund does not receive voting instructions from all Fund shareholders, it will vote its interests in the Portfolio as to which it does not receive instructions in the same proportions as the interests as to which it does receive voting instructions. As a result, a relatively small number of shareholders of the Fund may determine the outcome of the vote.

If the Trust's shareholders do not approve Proposal I, the Portfolio will continue to be managed by SSgA Funds Management, Inc. (the "Adviser") without the assistance of a sub-adviser. The Master Trust's Trustees would likely consider whether to take any different action.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL I.

                                   PROPOSAL II

TO PROVIDE VOTING INSTRUCTIONS TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN SSGA FUNDS MANAGEMENT, INC. AND THE MASTER TRUST WITH RESPECT TO THE STATE STREET SHORT-TERM TAX EXEMPT BOND PORTFOLIO.

Under its Investment Advisory Agreement with the Master Trust, SSgA FM is required, subject to the supervision of the Board of Trustees of the Master Trust, to manage the Portfolio's investment operations. SSgA FM is required, among other things, to provide supervision of investments, furnish a continuous investment program for the Portfolio, and determine from time to time what investments or securities will be purchased, retained, or sold by the Portfolio, and what portion of the assets will be invested or held uninvested as cash. SSgA FM is also required to maintain books and records with respect to the Portfolio's securities transactions and to render to the Board of Trustees of the Master Trust such periodic and special reports as the Master Trust's Board may reasonably request.

The Investment Advisory Agreement does not currently contemplate expressly that SSgA FM may retain one or more sub-advisors with respect to the Portfolio. SSgA FM has proposed to the Board of Trustees of the Master Trust that the Investment Advisory Agreement be amended to clarify that SSgA FM may retain one or more sub-advisers for the Portfolio, with the approval of the Board of Trustees of the Master Trust and with the approval of the shareholders of the Portfolio. In addition, the Investment Advisory Agreement would be amended to provide that, in any case where SSgA FM has retained a sub-adviser for the Portfolio, SSgA FM's duties will be to provide general oversight of the performance by the sub-adviser of its duties and to report periodically to the Master Trust's Board, in such manner and in such detail as the Master Trust's Board may reasonably request, as to the sub-adviser's performance.

At a joint meeting held on November 19, 2009 your Board and the Master Trust's Board each unanimously approved the proposed amendment to the Investment Advisory Agreement. The Master Trust's Board is recommending approval of the amendment to the Investment Advisory Agreement by the interestholders of the Portfolio and your Board is recommending that you provide voting instructions to the Fund to approve the amendment. In determining to approve the amendment, the Boards considered generally that the amended Investment Advisory Agreement will permit the retention of Nuveen as sub-adviser to the Portfolio and will describe more precisely the services actually to be rendered by SSgA FM in respect of the Portfolio; that the fee payable by the Portfolio to SSgA FM will not change, but that SSgA FM will pay a substantial portion of the fees it receives from the Portfolio to Nuveen under the Sub-Advisory Agreement; and that the Portfolio will be a third-party beneficiary of the Sub-Advisory Agreement, and should as a result have the ability to enforce the provisions of the Sub-Advisory Agreement for its benefit and to proceed directly against Nuveen for any breach of any provision of the Sub-Advisory Agreement or for any loss, damage, claim, or liability arising due to any act or omission on the part of Nuveen to the same extent as if the Portfolio itself were a party to the Sub-Advisory Agreement.

Copies of the proposed amendment and of the Investment Advisory Agreement are attached to this Proxy Statement as Exhibits B and C, respectively; descriptions of those documents in this Proxy Statement are qualified in their entirety by reference to those Exhibits.

Required Vote

To be approved, the proposed amendment to the Investment Advisory Agreement must be approved by "a majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Portfolio means the lesser of: (1) more than 50% of the outstanding interests of the Portfolio; or (2) 67% or more of the interests of the Portfolio represented at a meeting of interestholders of the Portfolio if more than 50% of the outstanding interests of the Portfolio are present at such meeting or represented by proxy. Shareholders of the Fund do not hold interests in the Portfolio and so are not entitled to vote directly for or against the proposed amendment to the Investment Advisory Agreement. However, the Fund, as an interestholder of record of the Portfolio, is entitled to vote on the matter and has agreed to seek instructions from its shareholders with regard to the voting of those interests and to vote in accordance with those instructions. If the Fund does not receive voting instructions from all Fund shareholders, it will vote its interests in the Portfolio as to which it does not receive instructions in the same proportions as the interests as to which it does receive voting instructions. As a result, a relatively small number of shareholders of the Fund may determine the outcome of the vote.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL II.

                             ADDITIONAL INFORMATION

OWNERSHIP OF SHARES OF THE FUND. As of January 31, 2010, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of the Fund outstanding on that date. As of the Record Date, SSgA Long-Term Commodity Fund, a private investment pool sponsored by State Street Bank and Trust Company, was the sole owner of the Fund's shares.

OTHER BUSINESS. Your Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

ADJOURNMENT. The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the vote of a majority of the shares of the Fund voting on the proposed adjournment. The persons named as proxies will vote all proxies that they are entitled to vote for a Proposal FOR such an adjournment with respect to that Proposal; any proxies required to be voted against a Proposal will be voted AGAINST adjournment as to that Proposal; proxies marked to abstain from voting on a Proposal will abstain from voting on adjournment as to that Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by SSgA FM.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, but the Trustees may from time to time schedule meetings. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to the printing and sending of proxy materials.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Date: February 9, 2010

                                                                       EXHIBIT A

                        INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT, dated as of [ ], by and between SSgA Funds Management, Inc., a Massachusetts corporation (the "Adviser"), and Nuveen Asset Management, a Delaware corporation (the "Sub-Adviser").

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated May 1, 2001 with State Street Master Funds ("Trust") an investment company registered under the Investment Company Act of 1940, as amended ("Investment Company Act");

     WHEREAS, State Street Institutional Short-Term Exempt Bond Portfolio (the "Fund") is a series of interests of the Trust, which the Adviser serves as investment adviser pursuant to the Investment Advisory Agreement;

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

     WHEREAS, the Board of Trustees of the Trust (the "Board") and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the portfolio(s) specified in Appendix A hereto, each a series of interests of the Trust (each a "Fund" and collectively, the "Funds"), in the manner and on the terms hereinafter set forth;

     WHEREAS, the Adviser has the authority under the Investment Advisory Agreement with the Trust to appoint sub-advisers for each Fund of the Trust (as described therein); and

     WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund;

     NOW, THEREFORE, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF THE SUB-ADVISER

(a) The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Fund, subject to the supervision and oversight of the Adviser and the Board, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation specified in Appendix A hereto.

(b) In the event that the Trust establishes one or more series in addition to the Funds with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory services hereunder, the Adviser shall so notify the Sub-Adviser in writing, indicating the advisory fee to be payable to the Sub-Adviser with respect to each additional Fund. If the Sub-Adviser is willing to render such services, it shall so notify the Adviser in writing, whereupon each such additional Fund shall become a Fund hereunder. In such event, a writing signed by both the Adviser and the Sub-Adviser shall be annexed hereto as a part hereof indicating that each such additional Fund has become a Fund hereunder and reflecting the agreed-upon fee schedule for each such additional Fund.

2. SERVICES TO BE RENDERED BY THE SUB-ADVISER

(a) Subject to the supervision of the Adviser and the Board and consistent with its fiduciary duties to each Fund, the Sub-Adviser shall manage the investment operations and determine the composition of the assets assigned to the Sub-Adviser by the Adviser ("portfolio") of each Fund, including the purchase, retention and disposition of the securities and other instruments held by the Fund, in accordance with such Fund's investment objective and policies as stated in the then-current prospectus ("Prospectus") and Statement of Additional Information ("SAI") for such Fund contained in the Trust's Registration Statement on Form N-1A (the "Registration Statement"), as such Prospectus and SAI are amended or supplemented from time to time. As part of the services it will provide hereunder, the Sub-Adviser shall:

(i) provide supervision of each Fund's investments, furnish a continuous investment program for the Funds, determine from time to time what investments or securities will be purchased, retained or sold by the Funds, and what portion of the assets will be invested or held uninvested as cash;

(ii) maintain books and records with respect to the Trust's securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Funds, the Sub-Adviser and its key investment personnel and operations providing services with respect to the Fund; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board, and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

(iii) in accordance with procedures and methods established by the Board, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Funds, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Fund for which market prices are not readily available, it being understood that the Sub-Adviser shall not be responsible for determining the value of any such security;

(iv) provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Fund that may be reasonably necessary, under applicable laws, to allow the Fund, any "feeder" fund of the Fund, or their agents to present information concerning the Sub-Adviser's prior performance in the Trust's Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Fund, any "feeder" fund of the Fund or their agents; and

(v) cooperate with and provide reasonable assistance to the Adviser, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust that the Adviser and Sub-Adviser shall agree, and the Adviser upon request from such person, shall keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

(b) In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform its responsibilities in accordance with the following: (i) the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time ("Trust Declaration"); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time ("By-Laws"); (iii) the Prospectus and SAI of the Trust filed with the Securities and Exchange Commission ("SEC") and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented; (iv) the Investment Company Act, the Advisers Act, the applicable provisions of the Internal Revenue Code of 1986, as amended, and the Commodities Exchange Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund(s); (v) the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time; (vi) the Trust's policies and procedures adopted from time to time by the Board; and (vii) the written instructions of the Adviser. Prior to the commencement of the Sub-Adviser's services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI and other relevant policies and procedures that are adopted by the Board and by applicable exemptive and no action relief. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

(c) In furnishing services hereunder, the Sub-Adviser will not consult with any other investment adviser to (i) the Fund, (ii) any other series of interests of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets. This also shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act.)

(d) The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and
(ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser's duties under this Agreement.

(e) The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein which may include brokers and dealers affiliated with the Sub-Adviser if and as permitted by applicable law. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust's Prospectus and SAI. In placing any orders for the purchase or sale of investments for each Fund, in the name of the Fund or its nominees, the Sub-Adviser shall seek to achieve for the Fund "best execution", considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund.

(f) Subject to the appropriate policies and procedures approved by the Board, the Sub-Adviser may, to the extent consistent with the safe harbor set forth in
Section 28(e) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), cause each Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser or the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the Fund or its other advisory clients. To the extent consistent with Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Board or the Adviser may authorize, but not require, the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

(g) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund(s) as well as other clients of the Sub-Adviser and its affiliates, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

(h) The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

(i) The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board and consistent with seeking the best interests of each Fund, exercise (or not exercise in its discretion) all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization. Unless the Adviser or the Board gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested in accordance with the Sub-Adviser's proxy voting guidelines, a copy of which has been provided to the Adviser.

3. COMPENSATION OF THE ADVISER

The Adviser shall pay the Sub-Adviser an advisory fee with respect to each Fund as specified in Appendix A to this Agreement.

4. LIABILITY AND INDEMNIFICATION

(a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act), including without limitation any "feeder" fund of the Fund, and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended ("1933 Act")) (collectively, "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact relating to the Sub-Adviser contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) expressly for use therein and provided that the Adviser gave the Sub-Adviser a reasonable advance opportunity to review and comment on all such Fund materials that relate to the Sub-Adviser.

(b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Sub-Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees expressly for use therein and provided that the Adviser gave the Sub-Adviser a reasonable advance opportunity to review and comment on all such Fund materials that relate to the Sub-Adviser.

5. REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

(a) The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

(b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to
Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, regulatory agency, involving the affairs of the Fund(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

6. REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered (or shall qualify for an exemption from registration) for so long as this Agreement remains in effect;
(ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet, for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser's ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify each Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Operating Officer, compliance officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser's code of ethics but only to the extent such reports and/or records relate to the provision of services hereunder.

(c) The Sub-Adviser has adopted and implemented and will maintain (a) in accordance with Rule 206(4)-7 under the Advisers Act, policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined by the Advisers Act) of the Advisers Act and the rules thereunder; and (b) to the extent that the Sub-Adviser's activities or services could affect the Fund(s), policies and procedures reasonably designed to prevent violation of the federal securities laws (as such term is defined in Rule 38a-1 under the Investment Company Act) by the Fund(s) and the Sub-Adviser.

(d) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect those material changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser's services hereunder, which are required by the Advisers Act.

(e) The Sub-Adviser will notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund(s) or senior management of the Sub-Adviser with management responsibilities relating to the services hereunder, in each case prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

(f) The Sub-Adviser will notify the Adviser immediately upon detection of (a) any failure to manage the Fund(s) in accordance with the Fund(s)' stated investment objectives and policies or any applicable law; or (b) any breach of any of the Fund(s)' or the Sub-Adviser's policies, guidelines or procedures related to the Fund(s).

(g) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

(h) The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, the Fund(s), the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority. However, the Sub-Adviser may use the performance of the Fund in its composite performance.

7. NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities, provided the Sub-Adviser furnishes in its Form ADV adequate disclosure of possible conflicts of interest and implements procedures designed to mitigate or eliminate such conflicts. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

8. SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act, and provided further that the Sub-Adviser will be fully liable for all acts or omissions of any such person to the same extent as if they were the Adviser's own acts or omissions. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

9. REGULATION

Each party agrees to provide reasonable cooperation to the other party in furtherance of this Agreement, including without limitation providing relevant information, reports, or other materials pursuant to a request or requirement of regulatory and administrative bodies having jurisdiction the party seeking such cooperation.

10. RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Adviser will cause the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form, in the discretion of the Trust) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain copies of any such records that are required by law or regulation or reasonably required in order to carryout its business. The Sub-Adviser shall keep confidential any information obtained in connection with its duties hereunder and is either identified as confidential or by its nature or means of receipt would be considered confidential and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

11. DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval and either (A) the Board or (B) the vote of a majority of the outstanding voting securities of the Fund.

12. ASSIGNMENT AND TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty by the Adviser or the Sub-Adviser on sixty (60) days' written notice to the other party. This Agreement may be terminated at any time by the Board or the vote of a majority of the outstanding voting securities of the Fund, in either case on sixty (60) days' written notice to Nuveen and without the payment of any penalty. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

13. AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to no-action relief granted by the SEC Staff or exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of a Fund and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if the amendment is approved by a vote of a majority of the outstanding voting securities of the

Fund, notwithstanding that the amendment may not have been approved by a vote of a majority of the outstanding voting securities of any other Fund affected by the amendment or all the series of interests of the Trust.

Any change, waiver, discharge or termination of a provision of this Agreement, whether or not such change is deemed to be material, may be made only by an instrument in writing signed by both the Adviser and the Sub-Adviser.

14. ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.

This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute one and the same document.

15. HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16. NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:   State Street Master Funds
       State Street Financial Center
       4 Copley Place, 5th Floor
       Boston, MA 02116
       Attn: Secretary

For:   SSgA Funds Management, Inc.
       State Street Financial Center
       1 Lincoln Street
       Boston, MA 02111
       Attn: Chief Compliance Officer

For:   Nuveen Asset Management
       333 West Wacker Drive
       Chicago IL 60606
       Attn: Legal Department

17. SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

18. [DELETED]

19. GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

20. INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by
Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. RIGHTS OF FUND

Each Fund is hereby expressly made a third-party beneficiary of this Agreement and shall have the full right to enforce any and all provisions of this Agreement for its benefit and to proceed directly against the Sub-Adviser for any breach of any provision of this Agreement or for any loss, damage, claim, liability arising due to any act or omission on the part of the Sub-Adviser to the same extent as if such Fund itself were a party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

NUVEEN ASSET MANAGEMENT


By:
    Name:  [________________________]

    Title: [________________________]


SSgA FUNDS MANAGEMENT, INC.


By:
    Name:  [________________________]

    Title: [________________________]

Acknowledged:

STATE STREET MASTER FUNDS,

On behalf of State Street Short-Term Tax Exempt Bond Portfolio


By
   ----------------------------------

                                                                      APPENDIX A

                            Sub-Adviser Compensation

The Adviser shall pay the Sub-Adviser, upon receipt of an invoice, a monthly fee for its services for the Funds listed below in the amount of 50% of the advisory fee paid by the Fund to the Adviser set forth below ("Advisory Fee").

Fund                                                       Advisory Fee
----                                  -----------------------------------------------------
State Street Short-Term Exempt Bond   0.10% (annualized) of average daily net assets, to be
Portfolio                             reduced to the extent of any waiver by the Adviser of
                                      such Advisory Fee

EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                           SSGA FUNDS MANAGEMENT, INC.
                                       AND
                            STATE STREET MASTER FUNDS

                                 Amendment No. 1

     This Amendment No.1 to the Investment Advisory Agreement (the "Agreement") dated May 1, 2001 between State Street Master Funds, a Massachusetts business trust (the "Trust"), and SSgA Funds Management, Inc., a Massachusetts corporation (the "Adviser"), is entered into as of [________], 2010. Capitalized terms used herein but not otherwise defined herein have the meanings assigned to such terms in the Agreement.

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, State Street Short-Term Tax Exempt Bond Portfolio (the "Portfolio") is a series of interests in the Trust; and

     WHEREAS, the Adviser serves as investment adviser to the Portfolio; and

     WHEREAS, the Adviser is desirous of appointing one or more investment sub-advisers to perform some or all of the obligations of the Adviser to the Portfolio, with the approval of the Board of Trustees of the Trust and, to the extent required by applicable law, the shareholders of the Portfolio; and

     WHEREAS, the parties wish to make specific the authority of the Adviser to do so under the Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Trust and Adviser agree as follows:

     1. Notwithstanding any other provision of the Agreement, the Adviser may from time to time, with the approval of the Board of Trustees of the Trust and, to the extent required by applicable law, the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended) of the Portfolio, appoint one or more sub-advisers to perform some or all of the obligations of the Adviser under the Agreement in respect of the Portfolio. In any such case, the Adviser's duties hereunder in respect of the services to be provided by any such sub-adviser shall be to provide general oversight of the performance by the sub-adviser of its duties and to report periodically to the Trustees, in such manner and in such detail as the Trustees may reasonably request, as to such performance.

     2. Except as provided herein, all other terms of the Agreement shall continue in full force and effect.

     3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law principles thereof.

     4. This Amendment may be executed in counterparts which, taken together, shall constitute a single document.

     5. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without reference to choice of law rules.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the [_____] day of [_________], 2010.

                                      STATE STREET MASTER FUNDS


                                      By
                                         ---------------------------------------


                                      SSGA FUNDS MANAGEMENT, INC.


                                      By
                                         ---------------------------------------

EXHIBIT C

                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                           SSGA FUNDS MANAGEMENT, INC.
                                       AND
                            STATE STREET MASTER FUNDS

     This Agreement is made as of this May 1, 2001 between State Street Master Funds, a Massachusetts trust (the "Trust"), and SSgA Funds Management, Inc., a Massachusetts corporation (the "Adviser").

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of the five separate portfolio series set forth on Exhibit A to this Agreement (each a "Fund" and collectively, the "Initial Funds"), each having its own investment policies; and

     WHEREAS, the Adviser is in the business of providing investment advisory services; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Initial Funds and such other series subsequently established by the Trust and made subject to this Agreement in accordance with paragraph 1(b) (the "Additional Funds") (the Initial Funds together with the Additional Funds being referred to herein as the "Funds"), and the Adviser is willing to render such services;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Trust and Adviser agree as follows:

1. APPOINTMENT OF ADVISER.

     (a) Initial Funds: The Trust hereby appoints the Adviser to act as investment adviser to the Initial Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Trust warrants that the Adviser has been duly appointed to act hereunder.

     (b) Additional Funds: In the event that the Trust establishes one or more series other than the Initial Funds with respect to which it desires to retain the Adviser to render investment advisory services hereunder, it shall so notify the Adviser in writing, indicating the advisory fee to be payable with respect to each Additional Fund. If the Adviser is willing to render such services at such fee, it shall so notify the Trust in writing, whereupon each such Additional Fund shall become a Fund hereunder. In such event, a writing signed by both the Trust and the Adviser shall be annexed hereto as a part hereof indicating that each such Additional Fund has become a Fund hereunder and reflecting the agreed-upon fee schedule for each such Additional Fund.

2. ADVISORY DUTIES. Subject to the supervision of the Board of Trustees of the Trust (the "Board"), the Adviser shall manage the investment operations and determine the composition of the portfolio of each Fund, including the purchase, retention and disposition of the securities and other instruments held by the Fund, in accordance with such Fund's investment objective and policies as stated in the then current prospectus and Statement of Additional Information for such Fund contained in the Trust's Registration Statement on Form N-1A (the "Registration Statement"), as such prospectus and Statement of Additional Information are amended or supplemented from time to time. The Adviser's duties hereunder are subject to the following understandings:

     (a) The Adviser shall provide supervision of investments, furnish a continuous investment program for the Funds, determine from time to time what investments or securities will be purchased, retained or sold by the Funds, and what portion of the assets will be invested or held uninvested as cash;

     (b) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Trust's Declaration of Trust, By-Laws, Registration Statement, and with the instructions and directions of the Board, provided, however, the Adviser shall not be responsible for acting contrary to any of the foregoing that are changed without notice of such change to the Adviser; and the Adviser shall conform to and comply with the applicable requirements of the 1940 Act and all other applicable federal or state laws and regulations;

     (c) The Adviser shall promptly communicate to the officers and Trustees of the Trust such information relating to transactions of the Funds as they may reasonably request. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased, provided that all accounts are treated equitably and fairly. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients;

     (d) The Adviser shall maintain books and records with respect to the Trust's securities transactions and shall render to the Board such periodic and special reports as the Board may reasonably request;

     (e) The Adviser shall provide the Trust with a list of all securities transactions as reasonably requested by the Trust;

     (f) The investment advisory services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

3. EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE COMMISSIONS. The Adviser, subject to and in accordance with any directions which the Board may issue from time to time, shall place, in the name of the Trust, orders for the execution of the securities transactions in which any Fund is authorized to invest. When placing such orders, the primary objective of the Adviser shall be to obtain the best net price and execution ("best execution") for the Trust but this requirement shall not be deemed to obligate the Adviser to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Trust recognizes that there are likely to be many cases in which different brokers are equally able to provide such best execution and that, in selection among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish "brokerage and research services" (as defined in Section 28(e)(3) of the Securities and Exchange Act of 1934) or statistical quotations and other information to the Trust and/or the Adviser in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board determines as a matter of general policy that the Trust and the respective Funds will benefit, directly or indirectly, by doing so, the Adviser may place orders with a broker who charges a higher commission than another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Trust and the Adviser agree that the Adviser shall select brokers for the execution of any Fund's securities transactions from among:

     a. Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Trust, specifically including the quotations necessary to determine the Trust's net assets, in such amount of total brokerage as may reasonably be required in light of such services.

     b. Those brokers and dealers who provide brokerage and research services to the Adviser which relate directly to portfolio securities, actual or potential, of the Trust, or which place the Adviser in a better position to make decisions in connection with the management of the Trust's assets, whether or not such data may also be useful to the Adviser in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

     The Adviser agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Adviser's primary duty to obtain the best execution for the Trust.

4. BOOKS AND RECORDS. The Adviser shall keep the Trust's books and records required to be maintained by it pursuant to paragraph 2(d) hereof. The Adviser agrees that all records which it maintains for the Trust are the property of the Trust and it shall surrender promptly to the Trust any of such records upon the Trust's request. The

Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Securities and Exchange Commission (the "Commission") under the 1940 Act any such records as are required to be maintained by Rule 31a-1(f) of the Commission under the 1940 Act. Nothing herein shall prevent the Adviser from maintaining its own records as required by law, which may be a duplication of the Trust's records.

5. REPORTS TO ADVISER. The Trust agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer in any way to the Adviser, if reasonably practicable ten (10) days prior to use thereof and not to use such material if the Adviser should object thereto in writing within seven (7) days after receipt of such material; provided, however, that the Adviser hereby approves all uses of its name which merely refer in accurate terms to its appointment as investment adviser hereunder, which merely identifies the Trust, or which are required by the Commission or a state securities commission. In the event of termination of this Agreement, the Trust shall, on written request of the Adviser, forthwith delete any reference to the Adviser from any materials described in the preceding sentence. The Trust shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Trust as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

6. PROXIES. Unless the Trust gives written instructions to the contrary, the Adviser shall vote or not vote all proxies solicited by or with respect to the issuers of securities in which assets of any Fund may be invested. The Adviser shall use its best good faith judgment to vote or not vote such proxies in a manner which best serves the interests of the Trust's shareholders. The Trust has received and reviewed the proxy guidelines of the Adviser which indicate how the Adviser will vote.

7. EXPENSES. During the term of this Agreement, the Adviser shall pay all of its own expenses incurred by it in connection with its activities under this Agreement and each Fund of the Trust shall bear all expenses that are incurred in its operations not specifically assumed by the Adviser.

     Expenses borne by each Fund will include but not be limited to the following (or the Fund's proportionate share of the following): (a) brokerage commissions relating to securities purchased or sold by the Fund or any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Trust's administrator; (c) expenses of organizing the Trust and the Fund; (d) fees and expenses of registering and maintaining the registration of the Fund's shares and the Trust under federal securities laws and making and maintaining any notice filings required under any state securities laws; (e) fees and salaries payable to the Trust's Trustees and officers who are not officers or employees of the Adviser or any underwriter of the Trust; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust or the Fund for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Trustees, if any; (j) charges of custodians, transfer agents and other agents; (k) costs of preparing share certificates (if any); (l) expenses of setting in type and printing prospectuses and Statements of Additional Information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy material; (m) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Fund; and (n) fees and other expenses incurred in connection with membership in investment company organizations.

8. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in this Agreement, the Trust shall pay to the Adviser such compensation as is designated in Exhibit A to this Agreement, so long as the Adviser has not waived all or a portion of such compensation.

9. LIMITATION OF ADVISER'S LIABILITY. In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Trust, or to any shareholder of the Trust, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Trust.

10. DURATION AND TERMINATION.

     (a) This Agreement shall become effective with respect to each Initial Fund on the date hereof, or, with respect to any Additional Fund on the date of the written notification specified in Section 1(b). This Agreement, unless sooner terminated as provided herein, shall continue for each Fund for two years following the effective date of this Agreement with respect to the Fund, and thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund in accordance with the provisions of the 1940 Act.

     (b) This Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board or by the majority vote of either the entire Board or by vote of a majority of the outstanding voting securities of the Fund (in accordance with the provisions of the 1940 Act) on 60 days' written notice to the Adviser. This Agreement may also be terminated by the Adviser on 90 days' written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

11. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts and any applicable federal law.

12. LIMITATION OF LIABILITY. The Declaration of Trust dated July 27, 1999,establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name State Street Master Trust means the Trustees from time to time serving (as Trustees but not personally) under such Declaration of Trust. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the interest holders, Trustees, officers, employees or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

     IN WITNESS WHEREOF, the due execution hereof as of the date first above written.

Attest:                               STATE STREET MASTER FUNDS


By:                                   By: /s/ Kathleen Cuocolo
    -------------------------------       --------------------------------------
                                          Kathleen Cuocolo
                                          President


Attest:                               SSGA FUNDS MANAGEMENT, INC.


By: /s/ Mark Duggan                   By: /s/ Gustaff V. Fish, Jr.
    -------------------------------       --------------------------------------
                                          Gustaff V. Fish, Jr.
                                          President

           STATE STREET INSTITUTIONAL SHORT-TERM TAX EXEMPT BOND FUND
             A SERIES OF STATE STREET INSTITUTIONAL INVESTMENT TRUST
                               ONE LINCOLN STREET
                        BOSTON, MASSACHUSETTS 02111-2900
                                 1-800-997-7327
                                www.sttfunds.com

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 1, 2010: THIS PROXY STATEMENT IS AVAILABLE AT WWW.STTFUNDS.COM.

The undersigned hereby appoints James E. Ross and Ellen M. Needham, and each of them, proxies with full power of substitution, and authorizes each of them to represent and vote all shares of the State Street Institutional Short-Term Tax Exempt Bond Fund (the "Fund"), a series of State Street Institutional Investment Trust, which the undersigned would be entitled to vote if personally present at the Meeting of Shareholders of the Fund to be held at the offices of SSgA Funds Management, Inc., One Lincoln Street, 30th Floor, Boston, Massachusetts on March 1, 2010, at 11:00 a.m. local time, and at any adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                                        Sign, Date and Return the Proxy Card
                                        Promptly Using the Enclosed Envelope.

                                        Dated:
                                               ---------------


                                        ----------------------------------------
                                        Signature(s)           (SIGN IN THE BOX)
                                        Signature(s) should be exactly as name
                                        or names appearing on this proxy. If
                                        shares are held jointly, each holder
                                        should sign. If signing is by attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title.

             PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
             PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

                                                         FOR   AGAINST   ABSTAIN
     PROPOSAL 1: Providing voting instructions to        [ ]     [ ]       [ ]
     approve a proposed Sub-Advisory Agreement between SSgA Funds Management, Inc. and Nuveen Asset
     Management relating to State Street Short-Term
     Tax Exempt Bond Portfolio.

                                                         [ ]     [ ]       [ ]

     PROPOSAL 2: Providing voting instructions to approve a proposed amendment to the Investment
     Advisory Agreement dated March 1, 2001 between
     SSgA Funds Management, Inc. and State Street
     Master Funds, on behalf of the Portfolio.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy will be voted in the discretion of the persons named as proxies above as to any other matters that may properly come before the meeting or any adjournments thereof. A shareholder wishing to vote in accordance with the Board of Trustees' recommendations need only sign and date this proxy and return it in the enclosed envelope.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. PLEASE SEPARATE AND PLACE THE BOTTOM PORTION OF THE PROXY IN THE ENCLOSED RETURN ENVELOPE. PLACE THE PROXY SO THAT THE RETURN ADDRESS, LOCATED ON THE REVERSE SIDE OF THE PROXY, APPEARS THROUGH THE WINDOW OF THE ENVELOPE.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.